Exhibit 10.30

FIRST AMENDMENT TO LEASE AND TERM COMMENCEMENT DATE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AND TERM COMMENCEMENT DATE AGREEMENT

(this “Agreement”) is entered into as of this 20 day of September 2023 (“Effective Date”), by and between RREF II Kenmore Lessor III LLC and RREF II Kenmore Lessor IV LLC (collectively, “Landlord”), and Gritstone bio, Inc., a Delaware corporation (“Tenant”).

RECITALS

A.
WHEREAS, Landlord and Tenant are parties to that certain Lease dated September 23, 2021 (the “Existing Lease”), whereby Tenant leases certain premises (both Premises A and Premises B referred to in the Lease shall be referred to herein as the “Premises”) from Landlord located at 648-660 Beacon Street, Boston, Massachusetts;

B.
WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated; and

C.
WHEREAS, Landlord and Tenant desire to set forth the terms of the Term Commencement Date Agreement in this Agreement in lieu of a separate agreement.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.
Definitions. For purposes of this Agreement, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Agreement, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Agreement.

2.
Amendments.

a.
Notwithstanding anything to the contrary in the Existing Lease, the Yearly Rent/Monthly Rent chart and provision relating to abatements as set forth in Art. 6 of Exhibit 1 to the Existing Lease is hereby deleted in its entirety and replaced with the Yearly Rent/Monthly Rent chart and provision relating to abatements as set forth on Exhibit A which is attached hereto and made a part hereof.

b.
Landlord acknowledges and agrees that the dates agreed upon in the Lease Commencement Date Agreement below incorporate any delays caused by any days of Tenant Delay alleged by Landlord through of the Effective Date hereof.

3.
Lease Commencement Date Agreement. In satisfaction of the requirements of Section 3.3 of the Lease and in lieu of the execution and delivery of a separate Term Commencement Date Agreement as required therein, Landlord and Tenant hereby verify the following information as of the Effective Date:

Address of Building:	The Beacon Building 648-660 Beacon Street Boston, Massachusetts
Total Rentable Area of the Premises:	73,495 rentable square feet (approx.)

Term Commencement Date:	July 1, 2023
Rent Commencement Date (subject to Applicable Free Rent Periods):	July 1, 2023
Yearly Rent/Monthly Rent:	As set forth on Exhibit A attached hereto and incorporated herein.
First (1st) Lease Year:	July 1, 2023 - June 30, 2024.
Lease Expiration Date:	June 30, 2033
Tenant’s Proportionate Share:	37.36%

Tenant acknowledges and agrees that all improvements, including without limitation, Landlord’s Work, Landlord is obligated to make to the Premises have been completed to Tenant’s satisfaction, that Tenant has accepted possession of the Premises, and that as of the date hereof, there exist no offsets or defenses to the obligations of Tenant under the Lease.

4.
Effect of Agreement. Except as modified by this Agreement, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Agreement and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

5.
Successors and Assigns. Each of the covenants, conditions and agreements contained in this Agreement shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

6.
Miscellaneous. This Agreement becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Agreement are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

7.
Authority. Landlord and Tenant each warrant and represent to the other party that the individual or individuals signing this Agreement on its behalf has the power, authority and legal capacity to sign this Agreement on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

8.
Counterparts; Facsimile and PDF Signatures. This Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Transmission of a facsimile or by email of a Portable Document Format (PDF) (or similar electronic counterpart including DocuSign) copy of the signed counterpart of this Lease shall be deemed the equivalent of the delivery of the original, and any party so delivering a facsimile or PDF (or similar electronic counterpart) copy of the signed counterpart of this Lease by email transmission shall in all events deliver to the other party an original signature promptly upon request.

[Execution Page Follows]

IN WITNESS WHEREOF the parties hereto have executed this First Amendment to Lease and Term Commencement Date Agreement as of the date set forth above.

TENANT: GRITSTONE BIO, INC., a Delaware corporation By: /s/ Erin E. Jones Name: Erin E Jones Title: Chief Operating Officer Hereunto duly authorized

LANDLORD:

RREF II Kenmore Lessor III LLC

a Delaware limited liability company

By: /s/ Patrick Sweeney

Name: Patrick Sweeney

Title: Authorized Signatory

RREF II Kenmore Lessor IV LLC

a Delaware limited liability company

By: /s/ Patrick Sweeney

Name: Patrick Sweeney

Title: Authorized Signatory

Exhibit A

Yearly Rent / Monthly Rent:

Period	Yearly Rent (starting at $96.00 Per rentable square foot)	Monthly Rent
Lease Year 1 July 1, 2023 – June 30, 2024*	$7,055,520.00*	$587,960.00*
Lease Year 2 July 1, 2024 – June 30, 2025	$7,267,185.60	$605,598.80
Lease Year 3 July 1, 2025 – June 30, 2026	$7,485,201.17	$623,766.76
Lease Year 4 July 1, 2026 – June 30, 2027	$7,709,757.20	$642,479.77
Lease Year 5 July 1, 2027 – June 30, 2028	$7,941,049.92	$661,754.16
Lease Year 6 July 1, 2028 – June 30, 2029	$8,179,281.42	$681,606.78
Lease Year 7 July 1, 2029 – June 30, 2030	$8,424,659.86	$702,054.99
Lease Year 8 July 1, 2030 – June 30, 2031	$8,677,399.65	$723,116.64
Lease Year 9 July 1, 2031 – June 30, 2032	$8,937,721.64	$744,810.14
Lease Year 10 July 1, 2032 – June 30, 2033	$9,205,853.29	$767,154.44

* So long as this Lease is in full force and effect and Tenant is not in default of any of its obligations hereunder (beyond any applicable Grace Period (as defined below)), Tenant shall be entitled to an abatement of the monthly installment of Yearly Rent (but not Additional Rent, utilities, and other charges due hereunder which shall be paid as, when and to the extent same are payable pursuant hereto) (i) with respect to the Fifth Floor Portion of Premises A only for the first six (6) months from and after the Term Commencement Date, (ii) with respect to the 648 Fifth Floor Premises only for the first six (6) months from and after the Term Commencement Date, and (iii) with respect to the 648 Sixth Floor Premises only for the first three (3) months from and after the Term Commencement Date (collectively, the “Free Rent Period”); provided that the Free Rent Period will not be diminished by any other Rent abatement provided for under this Lease (e.g., casualty).